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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ___________

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   March 11, 2004


                                 ENTROPIN, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                                        68-0150827
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                            Identification No.)

                                    000-29807
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                            (Commission File Number)

 45926 Oasis Street, Indio, California                            92201
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone no., including area code:  (760) 775-8333



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

         99.1     Entropin, Inc. Press Release issued on March 11, 2004


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

         On March 11, 2004, Entropin, Inc. issued a press release announcing its financial results for the period ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.




                                       2
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ENTROPIN, INC.

                                            /s/ Patricia G. Kriss
                                            -------------------------------
                                            Patricia G. Kriss
                                            Chief Financial Officer


Date:  March 26, 2004




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                                  EXHIBIT INDEX

Exhibit

  99.1     Entropin, Inc. Press Release issued on March 11, 2004